Exhibit 99.1

November 2007 Merger with American Financial Realty Trust

Additional Information and Where to Find It Gramercy intends to file with the SEC a Registration Statement on Form S-4, which will include a joint proxy statement/prospectus of Gramercy and American Financial and other relevant materials in connection with the proposed transaction. The joint proxy statement/prospectus will be mailed to the stockholders of Gramercy and American Financial. Investors and security holders of Gramercy and American Financial are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Gramercy, American Financial and the proposed transaction. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Gramercy or American Financial with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Gramercy by contacting Gramercy’s Investor Relations at www.gramercycapitalcorp.com or via telephone at 212-297-1000. Investors and security holders may obtain free copies of the documents filed with the SEC by American Financial at www.afrt.com or via telephone at 215-887-2280. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION. Gramercy and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Gramercy and American Financial in favor of the proposed transaction. Information about the directors and executive officers of Gramercy and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus. American Financial and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of American Financial and Gramercy in favor of the proposed transaction. Information about the directors and executive officers of American Financial and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.

Forward-Looking Statements Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this presentation are forward-looking statements. All forward-looking statements speak only as of the date of this presentation. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Gramercy, American Financial, SL Green and their affiliates or industry results or the benefits of the proposed transaction to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the stockholders of Gramercy and American Financial, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies and the effects of general and local economic conditions, interest rates, capital market conditions, bankruptcies and defaults of borrowers or tenants in properties securing the Company's investments, and other factors, which are beyond the companies’ control. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company's filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Transaction Overview

Transaction Summary 7.10 - 7.25% Approximate Going-in Cap Rate Other Transaction Items 7.75 - 8.25% Approximate Implied Cap Rate on Core Portfolio (3) Anticipated Closing March 2008 Timing $10 - 15mm Estimated 2008 G&A Synergies (2) Consideration per AFR Share $5.50 Cash (per share) 0.12096 GKK Common Stock (shares of GKK per AFR share) $3.4bn Transaction Consideration 2.3bn Total Debt $1.1bn Total Equity (1) 130.6 AFR Diluted Shares Outstanding (in millions) (1) Based on closing price of GKK common stock as of 11/02/07. (2) Estimate based on AFR 2008 MG&A budget of $36mm. (3) 2008 projected NOI/Total Purchase Price (excluding Cash, Dana portfolio, Value Add portfolio, expected realized net proceeds on Held for Sale Assets, other tangible assets, other tangible liabilities and transaction expenses). Transaction Value

Transaction Overview Transaction subject to both Gramercy and AFR stockholder votes Customary listing and regulatory approvals Certain Closing Conditions For each outstanding share of AFR common stock, Gramercy will offer: $5.50 in cash paid upon closing of the merger; plus 0.12096 shares of Gramercy common stock Merger Consideration and Exchange Ratio Gramercy Capital Corp. (“Gramercy” or “GKK”) will merge with 100% of American Financial Realty Trust’s (“AFR”) outstanding common shares for a mix of merger consideration Description Existing Gramercy stockholders will own approximately 69% of the combined business, based on the exchange ratio of 0.12096 shares of GKK stock for each outstanding common share of AFR (1) Ownership (1) Includes $100mm equity issuance to an affiliate of Morgan Stanley Real Estate Special Situations Fund III, ownership based upon GKK basic shares outstanding.

Transaction Rationale Creates new growth platform for offering real estate and financial solutions to financial institutions Long-term credit net lease portfolio with high credit quality tenants Value-add bank branch and office platform to buy and lease underutilized office properties Provides scale and diversity Diversifies Gramercy’s revenue and cashflow mix Annual EBITDA will consist of 59% GKK contribution and 41% AFR contribution, on a pro forma basis Improves certainty and stability of Gramercy’s net income stream Predictability of AFR’s lease earnings contributions supported by significant financial institution AA tenants and long-term leases Materially increases Gramercy’s assets to approximately $7.2 billion Expected to enhance Gramercy’s access to capital / credit Opportunity to leverage relationships with AFR’s customer base of financial institutions: potential for Gramercy to grow origination and loan acquisition business Provides for synergistic transactions MG&A synergies Leverages Gramercy and SL Green Realty Corp.’s real estate and finance expertise

A Transformative Transaction Gramercy 3Q07 Gramercy Pro-forma Source: GKK 09/30/07 earnings release. Increases Assets by Over 65% Real estate securities 11% Whole loans 28% Credit Net Lease Commercial real estate 50% Mezzanine loans 8% Subordinate mortgages 3% Whole loans 52% Real estate securities 21% Commercial real estate 6% Subordinate mortgages 6% Mezzanine loans 15%

Balance Sheet Analysis

Pro forma Balance Sheet 5,983 3,481 Total Liabilities 1,703 $154 Mortgage Debt 3,467 3,467 Loans 111 111 Preferred 226 123 Other Liabilities 4,054 3,204 Other Debt Liabilities and Equity 807 551 Other Assets 4,242 761 650 4,242 $225 Gramercy as of 09/30/07 (1) 7,227 Total Liabilities and Equity 1,244 Total Stockholders’ Equity Pro Forma Combined (2) ($’s in millions) Assets $2,953 Real Estate 1,133 Common Equity 7,227 Total Assets (1) Source: GKK 09/30/07 earnings release. (2) Includes private placement to an affiliate of Morgan Stanley Real Estate Special Situations Fund III and merger with AFR.

Overview of American Financial Realty Trust

AFR Overview Exclusive focus on financial institution customers and properties Roster of AA financial institution tenants with significant financial backing and longevity 75% of base revenue from tenants with a rating of ‘A’ or higher Bank of America and Wachovia occupy all or a portion of 636 properties, representing 61% of total rentable square feet and 51% of total revenues, under leases having a weighted average term of 14.4 years Diverse portfolio of assets Broad geographic exposure 1,158 primarily office and bank branch properties located in 37 states and Washington D.C. and comprising approximately 26.8 mm RSF (1) Weighted average remaining lease term is 11.4 years Growth and acquisition opportunities Lease-up opportunity for 2.2mm RSF of vacant space (2) Formulated Price Contracts with major financial institutions Acquisition opportunity as financial market volatility leads banks to divest real estate from their balance sheets Source: Q2 2007 AFR filings. (1) Data as of 10/19/07. (2) Excludes Held For Sale assets.

Strong Client Base Note: Standard and Poor’s ratings. Source: Q2 2007 AFR filings. Top Tenants: 64% of Base Revenue Wachovia National Bank (AA) 14% Bank of America (AA+) 37% Key Bank (A-) 1% Regions Bank (A+) 4% Citizens Bank (AA-) 3% AIG (AA+) 2% National City Bank (A+) 1% Other 36% GSA (N/A) 1% BB&T (AA-) 1%

Geographic Diversity Diverse geographic exposure: Properties located in 37 states and Washington, D.C.

AFR’s Office Assets AFR owns 381 office properties containing approximately 22.2 million RSF Assets are located across the US, with concentrations in Pennsylvania, North Carolina, and other Mid-Atlantic States 801 Market (Philadelphia, PA) 101 Independence (Charlotte, NC) Gateway (Charlotte, NC) Citizens (Providence, RI) Tryon Odell (Charlotte, NC) Bank of America Plaza (St. Louis, MO) Note: Data as of 10/19/07.

AFR’s Bank Branches AFR owns 777 bank branch properties containing approximately 4.6 million RSF (1) Note: Data as of 10/19/07. (1) Includes Citizens joint venture.

AFR Lease Expiration Less than 26% Cumulative Lease Rollover through 2016 Sq. Ft. Expiring (000s) Cumulative Expiration (%) Note: Data as of 10/09/07. Excludes Citizens joint venture. 0 5,000 10,000 15,000 20,000 25,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Thereafter 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Square Feet Expiring (in thousands) Cumulative % Expired

Business Strategy

Gramercy will Rationalize AFR’s Business into 4 Segments At closing, Gramercy will own or partially own 1,161 properties diversified across primarily net lease branch assets and office properties. Note: Data as of 10/19/07. Includes Citizens joint venture. RSF Net Operating Income Dana Portfolio 12% Value Add Portfolio 15% Core Portfolio 59% Held for Sale 14% Held for Sale 2% Core Portfolio 75% Value Add Portfolio 4% Dana Portfolio 19%

Core Portfolio 883 properties 251 office properties (14.9 mm RSF) 632 bank branch properties (3.6 mm RSF) 18.5 mm RSF 98% occupancy 68% leased to Bank of America and Wachovia based on RSF Efficient financing and long-term value appreciation Portfolio Summary Note: Property count and RSF data as of 10/19/07. All other statistics based upon data as of Q2 2007. Plaza East (Philadelphia, PA) Chicago BOA (Chicago, IL)

Dana Portfolio 15 properties 3.7 mm RSF 93% occupancy Primarily located in the Mid – Atlantic states Bank of America lease for approximately 85% of RSF Opportunity to restructure lease and obtain JV partner Portfolio Summary Charles St (Baltimore, MD) Washington Office (Washington, D.C) Note: Property count and RSF data as of 10/19/07. All other statistics based upon data as of Q2 2007.

Value Add Portfolio 260 properties 4.6 mm RSF 67% occupancy, 78% of which is leased by Financial Institution Tenants Significant repositioning, redevelopment and leasing opportunity Portfolio Summary Albany State Street (Albany, NY) Kansas City Operations (Kansas City, MO) Note: Property count and RSF data as of 10/19/07. All other statistics based upon data as of Q2 2007.

Held for Sale Portfolio 147 properties 4.9 mm RSF Low occupancy, non-core properties 27 properties already under contract to be sold Majority (by value) anticipated to be sold prior to closing Portfolio Summary Bank of Oklahoma (Oklahoma City, OK) Note: Property count and RSF data as of 10/19/07. All other statistics based upon data as of Q2 2007. Note: Held for Sale assets represent AFR’s assets currently classified as Held for Sale plus 6 properties identified by GKK for sale. One Colonial Place (Glen Allen, VA)

Indicative Timetable

Timetable Announcement – November 5, 2007 File Proxy – December 2007 Stockholder Votes – February 2008 Anticipated Closing Date – March 2008